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                                                                    EXHIBIT 99.1

    Euronet Worldwide Announces Fourth Quarter 2002 Financial Results

LEAWOOD, KANSAS--February 18, 2003--Euronet Worldwide, Inc. (Nasdaq: EEFT), a leading electronic payments provider, announced annual consolidated revenues of $71.0 million for 2002, an increase of 16.5 percent over 2001 revenues of $61.0 million. Consolidated revenue for the fourth quarter 2002 was $18.6 million, an increase of 10.4 percent over fourth quarter 2001 revenues of $16.8 million.

The Processing Services Segment reported annual revenues for 2002 of $53.9 million, an increase of 17.4 percent over 2001 revenues of $45.9 million. Fourth quarter 2002 revenues were $15.1 million, up 10.5 percent over fourth quarter 2001 revenues of $13.6 million and up 9.6 percent over third quarter 2002 revenues of $13.8 million.

The Software Solutions Segment reported annual revenues of $17.1 million in 2002, an increase of 13.9 percent over 2001 revenues of 15.0 million. The 2002 annual revenues include approximately $3.9 million of license and maintenance fees related to the Alltel licensing agreement signed in January 2002. Software revenue for the fourth quarter was $3.5 million, an increase of 9.7 percent over fourth quarter 2001 revenues of $3.2 million.

The Company reported a consolidated operating loss in the fourth quarter 2002 of $900,000. In the fourth quarter 2002, expenses were recognized for approximately $250,000 related to a terminated acquisition effort. Excluding this one-time charge, the fourth quarter operating loss would have been approximately $650,000. The Processing Services Segment reported operating income in the fourth quarter 2002 of $1.4 million, an increase of $300,000 over the third quarter 2002.

The Company's cash on hand was $17.2 million as of December 31, 2002, including restricted cash of $4.4 million. Additionally, cash proceeds received in January 2003 from the sale of Euronet's UK subsidiary were approximately $27 million after costs of sale. Euronet's indebtedness under its 12 3/8% senior discount notes was $36.3 million as of December 31, 2002. The continued weakening of the US dollar against the euro resulted in a foreign exchange loss of $1.1 million for the fourth quarter 2002 and $4.2 million for the year ended December 31, 2002.

As previously reported, Euronet sold its U.K. subsidiary for $29.6 million. The effects of this transaction will be included in its 2003 results of operations. If the results of the U.K. subsidiary were excluded from historical results, the "pro-forma" effect of the sale of the U.K. subsidiary would increase net loss from continuing operations by an estimated $700,000 for the fourth quarter 2002 and by an estimated $1.4 million for the year ended December 31, 2002. These estimates give effect to the disposition of the UK subsidiary's operations and the commencement of the recurring revenues and costs of the related services agreement as if the transaction had occurred January 1, 2002.

As of December 31, 2002, Euronet owned and/or operated a total of 3,005 ATMs compared to 2,951 ATMs in the prior quarter. Quarterly transactions on the network reached 22.7 million in the fourth quarter 2002, a 45 percent increase over 15.6 million in the fourth quarter 2001. Fourth quarter transactions improved by 400,000

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compared to the prior quarter. Euronet owns and/or operates ATMs in Hungary,
Poland, Germany, Croatia, the Czech Republic, the UK, Greece and Egypt.

All revenue, operating profit, and ATM transaction amounts reported for the current and prior periods exclude the France and US-based Dash business components sold in 2002.

Euronet Worldwide will host an analyst conference call on Wednesday, Feb. 19, 2003 at 10:00 a.m. U.S. Eastern Standard Time to discuss these results. The conference call will be broadcast on the Internet and can be accessed via the Euronet Worldwide Internet site at www.euronetworldwide.com or via Vcall's Internet site at www.vcall.com. For those without Internet access, the conference call-in number is 877-407-9210 (USA) or 1-201-689-8049 (non-USA). The password is "Listener."

About Euronet Worldwide

Euronet Worldwide is an industry leader in providing secure electronic financial transaction solutions. The Company offers financial payment middleware, financial network gateways, outsourcing and consulting services to financial institutions and mobile operators. These solutions enable their customers to access personal financial information and perform secure financial transactions -- any time, any place. The Company has processing centers located in the United States, Europe and Asia, and operates the largest independent ATM network in Europe. With corporate headquarters in Leawood, Kansas, USA, and European headquarters in Budapest, Hungary, Euronet serves more than 200 clients in 60 countries. Visit the Company's web site at www.euronetworldwide.com

Any statements contained in this news release, which concern the Company's or management's intentions, expectations, or are predictions of future performance, are forward-looking statements. Euronet's actual results may vary materially from those anticipated in such forward-looking statements as a result of a number of factors, including: technological developments affecting the market for the Company's products and services; foreign exchange fluctuations; and changes in laws and regulations affecting the Company's business. These risks and other risks are described in the Company's periodic filings with the Securities and Exchange Commission, including but not limited to Euronet's Form 10-Q for the period ended September 30, 2002 and its Form 10-K for the year ended December. 31, 2001. Copies of these filings may be obtained by contacting the Company or the SEC.

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                             EURONET WORLDWIDE, INC.
                  CONSOLIDATED SUMMARY STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)


                                                            Three Months Ended                    Year Ended
                                                               December 31,                      December 31,

                                                         2002              2001             2002            2001
                                                         ----              ----             ----            ----

Revenues:
   ATM network and related revenue                  $   15,079         $   13,644         $   53,918    $   45,941
   Software, maintenance and related revenue             3,515              3,205             17,130        15,042
                                                      --------           --------          ---------     ---------
       Total revenues                                   18,594             16,849             71,048        60,983
                                                       -------            -------            -------       -------
Operating expenses:

   Direct operating costs                                8,012              6,538             29,609        26,469
   Salaries and benefits                                 6,674              5,338             25,282        24,091
   Selling, general and administrative                   2,082              2,438              6,917         7,688
   Depreciation and amortization                         2,729              2,488              9,659         8,785
                                                      --------           --------           --------      --------
       Total operating expenses                         19,497             16,802             71,467        67,033
                                                      --------            -------           --------       -------

Operating (loss)/income                                   (903)                47               (419)       (6,050)
                                                          -----                --               -----       -------

Other (expense)/income:
   Interest income                                          20                 64                247           278
   Interest expense                                     (1,446)            (2,334)            (6,253)       (9,386)
   Loss on facility sub-lease                                -                  -               (249)            -
   Equity in losses from investee companies                (24)                 -               (183)            -
   (Loss) / gain on early retirement of debt                 -             (1,186)              (955)        9,596
   Foreign exchange (loss) / gain, net                  (1,054)             1,547             (4,233)        5,425
                                                   ------------           -------        ------------      -------
     Total other (expense)/income                       (2,504)            (1,909)           (11,626)        5,913
                                                   --------------        ---------       ------------        -----
Loss from continuing operations before income
   taxes and minority interest                          (3,407)            (1,862)           (12,045)         (137)
Income tax benefit                                         460              1,185              2,312           930
                                                    ----------         ----------         ----------        ------

(Loss)/income from continuing operations before
   minority interest                                    (2,947)              (677)            (9,733)          793
Minority interest                                           23                  -                100             -
                                                            --              -----                ---        ------
(Loss)/income from continuing operations                (2,924)              (677)            (9,633)          793
                                                        -------              -----            -------          ---

Discontinued operations:
    Income/(loss) from operations of
     discontinued U.S. and France components                78                102              5,054          (123)
     (including gain on disposal of $4,726 for
     the year ended December 31, 2002)
   Income tax expense                                        -                  -             (1,935)            -
                                                         -----              -----             -------        -----
     Income/(loss) from discontinued operations             78                102              3,119          (123)
                                                            --                ---              -----          -----

Net (loss)/income                                    $  (2,846)          $   (575)         $  (6,514)       $  670

Translation adjustment                                     559               (197)               769          (406)
                                                   ----------------   ------------       ------------  ------------

Comprehensive (loss)/income                        $    (2,287)         $    (772)       $    (5,745)      $   264
                                                   =============          ======         ===========       =======

(Loss)/income per share - basic:

(Loss)/income from continuing operations and
   before minority interest per share               $    (0.12)         $   (0.03)       $     (0.42)      $  0.04
(Loss)/income from discontinued operations per
   share                                                     -                  -               0.14         (0.01)
                                                        ------              -----               ----        ------

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
Net (loss)/income per share                          $   (0.12)         $   (0.03)       $     (0.28)      $  0.03
                                                        ======           ========              =====       =======
Basic weighted average number of shares
   outstanding                                      23,677,332         21,452,447         23,156,129    19,719,253

(Loss)/income per share - diluted:
(Loss)/income from continuing operations and
   before minority interest per share                $   (0.12)         $   (0.03)        $    (0.42)      $  0.04
(Loss)/income from discontinued operations per
   share                                                     -                  -               0.14         (0.01)
                                                        ------              -----               ----        ------

Net (loss)/income per share                          $   (0.12)         $   (0.03)         $   (0.28)      $  0.03
                                                        ======           ========              =====        ======
Diluted weighted average number of shares
   outstanding                                      23,677,332         21,452,447         23,156,129    22,413,408




                             EURONET WORLDWIDE, INC.
                       CONSOLIDATED SUMMARY BALANCE SHEETS
                                 (In thousands)


                                                                                   December 31,          December 31,
                                                                                       2002                  2001
                                                                                  ---------------      --------------
        Cash and cash equivalents                                                   $ 12,762               $ 8,818
        Restricted cash                                                                4,401                 1,877
        Trade accounts receivable                                                      8,554                 8,908
        Other current assets                                                           4,622                 6,130
        Assets held for sale                                                               -                 1,273
                                                                                    --------             ---------
             Total current assets                                                     30,339                27,006
                                                                                    --------             ---------

        Property, plant, and equipment, net                                           30,400                29,086
        Intangible assets, net                                                         1,834                 1,551
        Other assets, net                                                              3,986                 3,748
                                                                                    --------             ---------
        Total assets                                                                $ 66,559             $  61,391
                                                                                    ========             =========

        Current liabilities                                                         $ 19,099             $  23,081
        Liabilities held for sale                                                          -                   498
        Obligations under capital leases, excluding current installments               4,971                 7,353
        Minority interest                                                                  -                     -
        Notes payable                                                                 36,318                38,146
                                                                                    --------             ---------
            Total liabilities                                                         60,388                69,078
                                                                                    --------             ---------

        Stockholders' equity/(deficit)                                                 6,171               (7,687)
                                                                                    --------             ---------
        Total liabilities and stockholders' equity / (deficit)                      $ 66,559              $ 61,391
                                                                                    ========             =========



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